                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                          JOHN Q. HAMMONS HOTELS, L.P.

                     JOHN Q. HAMMONS HOTELS CORPORATION III

                               OFFER TO EXCHANGE
                 8 7/8% SERIES B FIRST MORTGAGE NOTES DUE 2012
                                FOR ANY AND ALL
           OUTSTANDING 8 7/8% SERIES A FIRST MORTGAGE NOTES DUE 2012
               PURSUANT TO THE PROSPECTUS DATED ___________, 2012

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON ___________, 2002, UNLESS THE EXCHANGE OFFER IS EXTENDED.

                 The exchange agent for the exchange offer is:

                      WACHOVIA BANK, NATIONAL ASSOCIATION

                 Mail:                         Overnight or Hand Delivery:
  Wachovia Bank, National Association      Wachovia Bank, National Association
    1525 West W.T. Harris Boulevard          1525 West W.T. Harris Boulevard
         NC 1153 Building 3C3                      NC 1153 Building 3C3
 Charlotte, North Carolina 28288-1153      Charlotte, North Carolina 28262-1153
   Attn: Corporate Trust Operations          Attn: Corporate Trust Operations
   Telephone Number: (704) 590-7413          Telephone Number: (704) 590-7413
   Facsimile Number: (704) 590-7628          Facsimile Number: (704) 590-7628


     FOR QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR OTHER INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT YOUR RISK. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     You acknowledged that you have received the prospectus dated ___________, 2002 (the "Prospectus") of John Q. Hammons Hotels, L.P. (the "Company") and John
Q. Hammons Hotels Finance Corporation III ("Finance" and, together with the Company, the "Issuers"). This Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), together with the prospectus constitute our offer, or the exchange offer, to exchange $1,000 principal amount of each of our 8 7/8% Series B First Mortgage Notes due 2012, or our "exchange notes," for $1,000 principal amount of our outstanding 8 7/8% Series A First Mortgage Notes due 2012, or our "outstanding notes". The offering of $510,000,000 of exchange notes has been registered under the Securities Act of 1933, as amended, or the Securities Act, pursuant to a Registration Statement of which the prospectus is a part. $510,000,000 aggregate principal amount of outstanding notes are outstanding, and available for exchange upon the terms and subject to the conditions set forth in the prospectus. The term "Expiration Date" will mean 5:00 p.m., New York City time, on ___________, 2002, unless we, in our sole discretion, extend the exchange offer. In that case, the term will mean the latest date and time to which we extend the exchange offer. Capitalized terms used but not defined herein have the meaning given to them in the prospectus.

     This Letter of Transmittal is to be used if: (1) certificates representing outstanding notes are to be physically delivered to the exchange agent by holders (as defined below); (2) tender of outstanding notes is to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company, or DTC, pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of outstanding notes; or (3) tender of outstanding notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the exchange agent.

     DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     We use the term "holder" to mean any person in whose name outstanding notes are registered on our books or any other person who has obtained a properly completed bond power from the registered holder, or any participant in DTC whose name appears on a security position listing as a holder of outstanding notes. For purposes of the exchange offer, this includes beneficial interests in outstanding notes held by direct or indirect participants in DTC and outstanding notes held in definitive form.

     All holders of outstanding notes who wish to tender their outstanding notes must, before the Expiration Date: (1) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the exchange agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her outstanding notes or, if a tender of outstanding notes is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of outstanding notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the exchange agent on or before the Expiration Date, must tender their outstanding notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the prospectus. (See Instruction 2.)

     Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of the outstanding notes validly tendered and not withdrawn and the issuance of the exchange notes will be made promptly following the Expiration Date. For the purposes of the exchange offer, we will be deemed to have accepted for exchange validly tendered outstanding notes when, as and if we have given written notice to the exchange agent.

     You confirm that you have completed, executed and delivered this Letter of Transmittal to indicate the action you desire to take with respect to the exchange offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOU MUST FOLLOW THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL. YOU MAY DIRECT QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT. (SEE INSTRUCTION 12.)

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

     List below the outstanding notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of each of the 8 7/8% Series A First Mortgage Notes due 2012. All other tenders must be in integral multiples of $1,000.

----------------------------------------------------------------------------------------------------------------
                                                     BOX I
                        DESCRIPTION OF 8 7/8% SERIES A FIRST MORTGAGE NOTES DUE 2012
----------------------------------------------------------------------------------------------------------------
                                                                                               (B)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*               (A)                 AGGREGATE PRINCIPAL AMOUNT
           (PLEASE FILL IN, IF BLANK)                 CERTIFICATE NUMBER(S)       TENDERED (IF LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                        TOTAL PRINCIPAL
                                                  AMOUNT OF OUTSTANDING NOTES
----------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.

** Need not be completed by holders who wish to tender all outstanding notes listed.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

--------------------------------------------------------------------------------
                                     BOX II

                              SPECIAL REGISTRATION
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for outstanding notes in a principal amount not tendered, or exchange notes issued in exchange for outstanding notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name:
     --------------------------------------------------------------------------
                                 (Please Print)

-------------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

-------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

-------------------------------------------------------------------------------

                                    BOX III

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for outstanding notes in a principal amount not tendered, or exchange notes issued in exchange for outstanding notes accepted for exchange, are to be delivered to someone other than the undersigned.

Deliver certificate(s) to:

Name:
     --------------------------------------------------------------------------
                                 (Please Print)

-------------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

-------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

-------------------------------------------------------------------------------

[ ] CHECK HERE IF OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------

[ ]  The Depository Trust Company

     Account Number
                   -------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------

     Holders whose outstanding notes are not immediately available or who cannot deliver their outstanding notes and all other documents required hereby to the exchange agent on or before the Expiration Date may tender their outstanding notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." (See Instruction 2.)

[ ] CHECK HERE IF OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Tendering Holder(s)
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------

     Name of Institution which Guaranteed Delivery
                                                  ------------------------------

     Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------

     IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH
                 THE CERTIFICATE(S) FOR OUTSTANDING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to you the principal amount of outstanding notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of outstanding notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the outstanding notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of the Company and as trustee under the indenture for the outstanding notes and the exchange notes) with respect to the tendered outstanding notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates for such outstanding notes to the Company or transfer ownership of such outstanding notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (2) present such outstanding notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms of the exchange offer.

     The undersigned acknowledges that the exchange offer is being made in reliance upon interpretative advice given by the staff of the SEC to third parties in connection with transactions similar to the exchange offer, so that the exchange notes issued pursuant to the exchange offer in exchange for the outstanding notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such outstanding notes directly from the Issuers for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a person that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders' business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such exchange notes.

     The undersigned represents and warrants that: (1) the exchange notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving exchange notes (which will be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above); (2) neither the undersigned nor the recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such exchange notes; and (3) neither the undersigned nor the recipient (if different) is an "affiliate" of the Issuers as defined in Rule 405 under the Securities Act.

     If the undersigned is a broker-dealer, the undersigned further: (1) represents that it acquired outstanding notes for the undersigned's own account as a result of market-making activities or other trading activities; (2) represents that it has not entered into any arrangement or understanding with the Issuers or any "affiliate" of the Issuers (within the meaning of Rule 405 under the Securities Act) to distribute the exchange notes to be received in the exchange offer; and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, will be sufficient) in connection with any resale of exchange notes received in the exchange offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the outstanding notes tendered hereby and to acquire exchange notes issuable upon the exchange of such tendered outstanding notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the exchange agent or the Company in order to complete the exchange, assignment and transfer of tendered outstanding notes or transfer of ownership of such outstanding notes on the account books maintained by a book-entry transfer facility.

     The undersigned agrees that acceptance of any tendered outstanding notes by the Company and the issuance of exchange notes in exchange therefor will constitute performance in full by the Issuers of their obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the exchange notes, the Company will have no further obligations or liabilities thereunder for the registration of the outstanding notes or the exchange notes.

     The undersigned understands that tenders of outstanding notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Issuers and the exchange agent in accordance with the terms and subject to the conditions of the exchange offer.

     The exchange offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the outstanding notes tendered hereby. If any tendered outstanding notes are not accepted for exchange pursuant to the exchange offer for any reason, certificates for any such unaccepted outstanding notes will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal will be binding on the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

     By acceptance of the exchange offer, each broker-dealer that receives exchange notes pursuant to the exchange offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the exchange notes issued in exchange for the outstanding notes accepted for exchange and return any certificates for outstanding notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of outstanding notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the exchange notes issued in exchange for the outstanding notes accepted for exchange and any certificates for outstanding notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. If both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the exchange notes issued in exchange for the outstanding notes accepted for exchange in the name(s) of, and return any certificates for outstanding notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any outstanding notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the outstanding notes so tendered.

     Holders who wish to tender the outstanding notes and (1) whose outstanding notes are not immediately available or (2) who cannot deliver their outstanding notes, this Letter of Transmittal or any other documents required hereby to the exchange agent before the Expiration Date, may tender their outstanding notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                    AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the outstanding notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of outstanding notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If outstanding notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4.)


X                                                  Date:
 -------------------------------------------            ---------------------------------------
X                                                  Date:
 -------------------------------------------            ---------------------------------------
        Signature(s) of Holder(s) or
            Authorized Signatory
Name(s):                                           Address:
        ------------------------------------               ------------------------------------
Name(s):                                           Address:
        ------------------------------------               ------------------------------------
                Please Print                                       Including Zip Code
Capacity:                                          Telephone Number:
         -----------------------------------                        ---------------------------
                                                                        Including Area Code
Social Security No.
                   -------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

--------------------------------------------------------------------------------

                                     BOX IV

                    SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
              (Firm Address (Including Zip Code) and Telephone No.
                             (Including Area Code))

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
     --------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  GUARANTEE OF SIGNATURES

     Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the outstanding notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such outstanding notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"). (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

2.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES

     Unless the exchange agent has received a properly transmitted Agent's Message (as defined below), certificates for all physically delivered outstanding notes or confirmation of any book-entry transfer to the exchange agent at DTC of outstanding notes tendered by book-entry transfer, as well as, in each case (including cases where tender is effected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein before 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered outstanding notes, this Letter of Transmittal and all other required documents to the exchange agent is at your election and risk. Rather than mail these items, we recommend that you use an overnight or hand delivery service. In all cases, you should allow sufficient time to assure delivery to the exchange agent before the expiration date. Do not send the letter of transmittal to us. You may request your brokers, dealers, commercial banks, trust companies or other nominees to effect the above transactions for you.

     The exchange agent will make a request to establish an account with respect to the outstanding notes at DTC for purposes of the exchange offer within two business days after the date of the prospectus. Any financial institution that is a participant in DTC may make book-entry delivery of outstanding notes by causing DTC to transfer such outstanding notes into the appropriate Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. Although delivery of outstanding notes may be effected through book-entry transfer at DTC, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be received by the exchange agent at the address specified on the cover page of the Letter of Transmittal on or before the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     A Holder may tender outstanding notes held through DTC by transmitting its acceptance through DTC's Automated Tender Offer Program, for which the transaction will be eligible. DTC will then edit and verify the acceptance and send an Agent's Message to the exchange agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the outstanding notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and we may enforce such agreement against such participant.

     Holders who wish to tender their outstanding notes and (1) whose outstanding notes are not immediately available, or (2) who cannot deliver their outstanding notes, this Letter of Transmittal or any other documents required hereby to the exchange agent on or before the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their outstanding notes according to the guaranteed delivery procedures set forth in the Prospectus. See "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution and (2) on or before the Expiration Date, the exchange agent must have received from the Eligible Institution either (a) an Agent's Message with respect to guaranteed delivery or (b) a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the holder of the outstanding notes, the certificate number or numbers of such outstanding notes and the principal amount of outstanding notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of signing of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the outstanding notes and any other required documents will be deposited by the Eligible Institution with the exchange agent. Such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered outstanding notes in proper form for transfer (or a confirmation of book-entry transfer of such outstanding notes into the exchange agent's account at DTC), must be received by the exchange agent within three New York Stock Exchange trading days after the date of signing of the Notice of Guaranteed Delivery, all in the manner provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder who wishes to tender outstanding notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery before 5:00 p.m., New York City time, on the Expiration Date. Upon request to the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their outstanding notes according to the guaranteed delivery procedures set forth above.

     We will determine all questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered outstanding notes, and withdrawal of tendered outstanding notes in our sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), will waive any right to receive notice of the acceptance of the outstanding notes for exchange. We reserve the absolute right to reject any and all outstanding notes not properly tendered or any outstanding notes our acceptance of which might, in our judgment or the judgment of our counsel, be unlawful. We also reserve the right to waive any irregularities or conditions of the exchange offer as to particular outstanding notes. Our interpretation of the terms and conditions of the exchange offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of outstanding notes must be cured within such time as we will determine. Neither we, the exchange agent nor any other person will be under any duty to give notification of defects or irregularities with respect to tenders of outstanding notes, nor will any of us incur any liability for failure to give such notification. Tenders of outstanding notes, will not be deemed to have been made until such defects or irregularities have been cured to our satisfaction or waived. Any outstanding notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders pursuant to our determination, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. The exchange agent has no fiduciary duties to the holders with respect to the exchange offer and is acting solely on the basis of directions.

3.  INADEQUATE SPACE

     If the space provided is inadequate, the certificate numbers and/or the number of outstanding notes should be listed on a separate signed schedule attached hereto.

4.  TENDER BY HOLDER

     Only a holder of outstanding notes may tender such outstanding notes in the exchange offer. Any beneficial owner of outstanding notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf must, before completing and executing this Letter of Transmittal and delivering his or her outstanding notes, either make appropriate arrangements to register ownership of the outstanding notes in such beneficial owner's name or obtain a properly complete bond power from the registered holder or properly endorsed certificates representing such outstanding notes.

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5.  PARTIAL TENDERS; WITHDRAWALS

     Tenders of outstanding notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any outstanding notes is tendered, the tendering holder should fill in the principal amount tendered in the third column (B) of the box entitled "Description of 8 7/8% Series A First Mortgage Notes due 2012" above. The entire principal amount of any outstanding notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all outstanding notes is not tendered, then outstanding notes for the principal amount of outstanding notes not tendered and a certificate or certificates representing exchange notes issued in exchange for any outstanding notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the outstanding notes are accepted for exchange.

     Except as otherwise provided herein, tenders of outstanding notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of outstanding notes in the exchange offer, a written notice (sent by facsimile transmission, mail or hand delivery) of withdrawal must be received by the exchange agent at its address set forth herein before 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (1) specify the name of the person having deposited the outstanding notes to be withdrawn; (2) identify the outstanding notes to be withdrawn (including the certificate number or numbers and principal amount of such outstanding notes, or, in the case of outstanding notes transferred by book-entry transfer, the name and number of the account at DTC to be credited);
(3) be signed by the depositor in the same manner as the original signature on the Letter of Transmittal by which such outstanding notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the exchange agent with respect to the outstanding notes register the transfer of such outstanding notes into the name of the person withdrawing the tender; (4) specify the name in which any such outstanding notes are to be registered, if different from that of the depositor; and (5) state that the depositor is withdrawing the election to have such outstanding notes tendered. We will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices. Our determination will be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the outstanding notes so withdrawn are validly retendered. Any outstanding notes that have been tendered but that we do not accept for exchange will be returned to the holder without cost as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. In the case of outstanding notes tendered by book-entry transfer into the exchange agent's account at DTC, the outstanding notes will be credited to an account with DTC specified by the holder. Properly withdrawn outstanding notes may be retendered by following one of the procedures described in the prospectus under "The Exchange Offer -- Procedures for Tendering" at any time before the Expiration Date.

6.  SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature must correspond with the name(s) as written on the face of the outstanding note without alteration, enlargement or any change whatsoever. If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of outstanding notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of outstanding notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders (which term, for the purposes described herein, will include a book-entry transfer facility whose name appears on a security listing as the owner of the outstanding notes) of outstanding notes tendered and the certificate or certificates for exchange notes issued in exchange therefor is to be issued (or any untendered principal amount of outstanding notes to be reissued) to the registered holder, then such holder need not and should not endorse any tendered outstanding notes, or provide a separate bond power. In any other case, such holder must either properly endorse the outstanding notes

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tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder of any outstanding notes listed, such outstanding notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder appears on the outstanding notes.

     If this Letter of Transmittal (or facsimile hereof) or any outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by us, evidence satisfactory to us of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsement on outstanding notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS

     Tendering holders should indicate, in the applicable box or boxes, the name and address to which exchange notes or substitute outstanding notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8.  U.S. BACKUP TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9

     Under the federal income tax laws, payments that we may make on account of exchange notes issued pursuant to the exchange offer may be subject to backup withholding at the rate of 30% (to be reduced to 28% by 2006). Backup withholding will not apply to each tendering holder who completes and signs the Substitute Form W-9 included in this Letter of Transmittal and either (a) provides the correct taxpayer identification number ("TIN") and certifies, under penalties of perjury, that the TIN provided is correct and that (1) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provides an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the exchange agent will retain 30% (or the applicable reduced percentage) of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the exchange agent will remit such amounts retained during the 60-day period to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within such 60-day period, the exchange agent will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if outstanding notes are registered in more than one name), consult the enclosed Guidelines for

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Certification of Taxpayer Identification Number on Substitute Form W-9. Failure
to complete the Substitute Form W-9 will not, by itself, cause outstanding notes to be deemed invalidly tendered, but may require the exchange agent to withhold 30% (or the applicable reduced percentage) of the amount of any payments made on account of exchange notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

9.  TRANSFER TAXES

     Holders who tender their outstanding notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, certificates representing exchange notes or outstanding notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the outstanding notes tendered hereby, or if tendered outstanding notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of outstanding notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder. See the prospectus under "The Exchange Offer -- Transfer Taxes."

     Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the outstanding notes listed in this Letter of Transmittal.

10.  WAIVER OF CONDITIONS

     We reserve the right, in our sole discretion, to amend, waive or modify specified conditions in the exchange offer in the case of any outstanding notes tendered.

11.  MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES

     Any tendering holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated for further instructions.

12.  REQUESTS FOR ASSISTANCE, COPIES

     Requests for assistance and requests for additional copies of the prospectus or this Letter of Transmittal may be directed to the exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.


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